UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Palomar Airport Road

Carlsbad, CA 92011

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 431-9286

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 20, 2007, Alphatec Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Adams Inc. ( the “Underwriter”), relating to the sale of 8,800,000 shares of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”) at an offering price to the public of $3.45 per share. The offering was conducted pursuant to the Company’s effective shelf registration statement (Registration No. 333-145614). Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 1,200,000 shares of Common Stock to cover over-allotments, if any.

The Underwriting Agreement is filed as Exhibit 1.1 to this Report, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Company is also filing the legal opinion of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as to the legality of the Common Stock as Exhibit 5.1 hereto. The offering of the Common Stock will be made by means of a prospectus, a copy of which can be obtained from the Underwriter. The prospectus consists of a prospectus supplement dated September 20, 2007 and an accompanying prospectus dated August 30, 2007, each of which has been filed with the Securities and Exchange Commission.

Item 8.01.	Other Events.

The Company issued a press release on September 21, 2007 entitled “Alphatec Holdings, Inc. Announces Pricing of Common Stock Offering” announcing the pricing of the public offering. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement, dated September 20, 2007, by and between Alphatec Holdings, Inc. and Canaccord Adams Inc.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.;

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1); and

99.1	Press Release dated September 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.
Dated: September 21, 2007
/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Vice President, Compliance

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 20, 2007, by and between Alphatec Holdings, Inc. and Canaccord Adams Inc.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)

99.1	Press Release dated September 21, 2007.